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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):   August 15, 2000

                           TRANSTEXAS GAS CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


               1-12204                                  76-0401023
      (Commission File Number)                       (I.R.S. Employer
                                                    Identification No.)


                 1300 North Sam Houston Parkway East, Suite 310
                              Houston, Texas 77032
          (Address of principal executive offices, including zip code)


                                 (281) 987-8600
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 1.      CHANGES IN CONTROL OF REGISTRANT.

             Not applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             Not Applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

             Not applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             Not applicable.

ITEM 5.      OTHER EVENTS.

             On July 25, 2000, the Board of Directors of the Company authorized the payment of quarterly dividends to the holders of the Company's Preferred Stock of record on June 1, 2000. The quarterly dividends were paid on August 15, 2000 at an annual rate of .20 of one share for each share of Series A Senior Preferred Stock and at an annual rate of .10 of one share for each share of Series A Junior Preferred Stock in accordance with the Certificate of Designation for Series A Senior Preferred Stock and the Certificate of Designation for Series A Junior Preferred Stock, respectively. Fractional shares were not issued, but were settled in cash.

ITEM 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS.

             Not applicable.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (a)  Financial statements of businesses acquired:

                  Not applicable.

             (b)  Pro forma financial information:

                  Not applicable.

             (c)  Exhibits:

                  Not applicable.

ITEM 8.      CHANGE IN FISCAL YEAR.

             Not applicable.

ITEM 9.      SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

             Not applicable.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TRANSTEXAS GAS CORPORATION

                               By: /s/ ED DONAHUE
                                   ----------------------
                               Name: Ed Donahue
                               Title: Vice President


Dated:  August 17, 2000




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